                                  SCHEDULE 14A
                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ]   Preliminary Proxy Statement

[ ]   Confidential, for Use of the Commission Only (as permitted by Rule
      14a-6(e)(2)

[X]   Definitive Proxy Statement

[ ]   Definitive Additional Materials

[ ]   Soliciting Material Pursuant to Section 240-14a-11(c) or Section
      240-14a-12

                                 WT Mutual Fund

                (Name of Registrant as Specified in its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

      1)    Title of each class of securities to which transaction applies:|
            _________________________________________

      2)    Aggregate number of securities to which transaction applies:
            _________________________________________

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
            _________________________________________

      4)    Proposed maximum aggregate value of transaction:
            _________________________________________

      5)    Total fee paid:
            _________________________________________

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:_________________________________

      2)    Form, Schedule or Registration Statement No.:___________

      3)    Filing Party:___________________________________________

      4)    Date Filed:_____________________________________________

                                 WT MUTUAL FUND
                            1100 NORTH MARKET STREET
                           WILMINGTON, DELAWARE 19890

                      WILMINGTON LARGE CAP GROWTH PORTFOLIO
                    (FORMERLY, ROXBURY LARGE CAP GROWTH FUND)

                                FEBRUARY 18, 2005

Dear Shareholder:

      A special meeting of shareholders of Wilmington Large Cap Growth Portfolio of WT Mutual Fund (the "Fund") will be held at the offices of Rodney Square Management Corporation ("RSMC"), 1100 North Market Street, Wilmington, Delaware 19890, on March 23, 2005, at 10:00 a.m., Eastern time. The purpose of the meeting is set forth in the formal Notice of Special Meeting of Shareholders following this letter. Included with this letter are the notice, proxy statement and a proxy card.

      We look forward to your attendance at the meeting or to receiving your proxy card so that your shares may be voted at the meeting. To vote, simply fill out the enclosed proxy card - be sure to sign, date and return it to us in the enclosed postage paid envelope.

      Your vote is very important to us. If we do not hear from you by March 16, 2005, a representative of the Fund or RSMC may contact you.

      Thank you for your response and for your continued investment with the Fund.

                                        Sincerely,
                                        __________________________________
                                        Robert J. Christian
                                        President and Chief Executive Officer
                                        WT Mutual Fund

                                 WT MUTUAL FUND

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF

                      WILMINGTON LARGE CAP GROWTH PORTFOLIO
                    (FORMERLY, ROXBURY LARGE CAP GROWTH FUND)

                                  TO BE HELD ON

                                 MARCH 23, 2005

      Notice is hereby given that a special meeting of shareholders (the "Meeting") of the Wilmington Large Cap Growth Portfolio (formerly, Roxbury Large Cap Growth Fund)(the "Portfolio") of WT Mutual Fund will be held at the offices of Rodney Square Management Corporation ("RSMC"), 1100 North Market Street, Wilmington, Delaware 19890, on March 23, 2005, at 10:00 a.m., Eastern time, for the following purposes:

      (1) To approve a new investment advisory agreement between WT Investment Trust I, on behalf of the WT Large Cap Growth Series, and RSMC; and

      (2) To transact such other business that may properly come before the Meeting, or any adjournments thereof.

      Shareholders of record of the Portfolio on February 11, 2005, are entitled to receive notice of and to vote at the Meeting and any adjournment(s) thereof.

      In the event that the necessary quorum to transact business or the vote required to approve the proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit further solicitation of proxies with respect to the proposal. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares of the Portfolio present in person or by proxy at the Meeting or an adjournment thereof. The persons named as proxies will vote "FOR" any such adjournment those proxies which they are entitled to vote in favor of the proposal and will vote "AGAINST" any such adjournment those proxies to be voted against the proposal.

      Your vote is important to us. Thank you for taking the time to consider these important proposals.

                             By Order of the Board of Trustees of WT Mutual Fund

                             Leah M. Anderson
                             Secretary

February 18, 2005

                                    IMPORTANT

WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ADDRESSED ENVELOPE, WHICH REQUIRES NO POSTAGE. YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD MAY SAVE THE NECESSITY OF FURTHER SOLICITATIONS. IF YOU WISH TO ATTEND THE MEETING AND VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL STILL BE ABLE TO DO SO.

                                 WT MUTUAL FUND

                      WILMINGTON LARGE CAP GROWTH PORTFOLIO
                    (FORMERLY, ROXBURY LARGE CAP GROWTH FUND)

                            1100 NORTH MARKET STREET
                           WILMINGTON, DELAWARE 19890

                                 PROXY STATEMENT

                         SPECIAL MEETING OF SHAREHOLDERS

                                  TO BE HELD ON

                                 MARCH 23, 2005

      This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees of WT Mutual Fund (the "Fund"), on behalf of the Wilmington Large Cap Growth Portfolio (formerly, Roxbury Large Cap Growth Fund) (the "Portfolio"), for use at the special meeting of shareholders of the Portfolio to be held at the offices of Rodney Square Management Corporation ("RSMC"), 1100 North Market Street, Wilmington, Delaware 19890, on March 23, 2005, at 10:00 a.m., Eastern time, or at such later time made necessary by any and all adjournments or postponements thereof (the "Meeting"). The Proxy Statement, the Notice of Special Meeting and the proxy card are first being mailed to shareholders of the Portfolio on or about February 22, 2005.

      THE FUND PROVIDES PERIODIC REPORTS TO ITS SHAREHOLDERS, WHICH HIGHLIGHT RELEVANT INFORMATION ABOUT THE PORTFOLIO, INCLUDING INVESTMENT RESULTS AND A REVIEW OF PORTFOLIO INVESTMENTS. YOU MAY RECEIVE AN ADDITIONAL COPY OF THE MOST RECENT ANNUAL REPORT AND SEMIANNUAL REPORT OF THE PORTFOLIO, WITHOUT CHARGE, BY CALLING (800) 336-9970 OR WRITING WT MUTUAL FUND, WILMINGTON LARGE CAP GROWTH PORTFOLIO, C/O PFPC INC., 760 MOORE ROAD, KING OF PRUSSIA, PENNSYLVANIA 19406.

                               PURPOSE OF MEETING

      The Meeting is being called in order to ask shareholders of the Portfolio to consider and vote on the following proposals:

      PROPOSAL 1: To approve a new investment advisory agreement between WT
                  Investment Trust I (the "Trust"), on behalf of the WT Large Cap Growth Series (the "Master Series"), and RSMC (the "RSMC Agreement"); and

      PROPOSAL 2: To transact such other business that may properly come before the Meeting, or any adjournments thereof.

      The Portfolio seeks to achieve its investment objective by investing all of its investable assets in the Master Series, which is a separate series of the Trust and has the same investment objective, policies and limitations as the Portfolio. The Master Series invests directly in portfolio securities. This arrangement is generally referred to as a "master-feeder" structure. RSMC presently manages the Master Series pursuant to an interim investment advisory agreement. A new investment advisory agreement has been proposed that would provide for RSMC to continue to manage the investments of the Master Series. Pursuant to requirements of the Investment Company Act of 1940, as amended (the "1940 Act") applicable to master-feeder structures, the Portfolio's voting rights with respect to the Master Series shares that it holds must be passed through to you, the Portfolio's shareholders, reflecting your indirect interests in the Master Series.

      The Fund is organized as a Delaware statutory trust and is not required to hold an annual meeting of shareholders. Each Trustee of the Fund is also a Trustee of the Trust and, generally, all approvals have been made with respect to each of the Fund and the Trust. Therefore, as used in this proxy statement, the terms "Board of Trustees," "Board" and "Trustees" shall refer to members of the Board of Trustees of both the Trust and the Fund, unless stated otherwise. In the discussion contained in this proxy statement, any action taken by the Board of Trustees of the Trust is also considered to be an action taken by the Board of Trustees of the Fund.

      If there is a negative vote for Proposal 1, the Board of Trustees will consider other alternatives, including the solicitation and request for proposals by other registered investment advisers to advise the Master Series' assets consistent with the Master Series' investment objective and limitations. In addition, although the Trustees do not anticipate any other items of business being brought before the Meeting, Proposal 2 of the accompanying proxy gives discretionary authority to the persons named on the proxy with respect to any other matters that might properly be brought before the Meeting. Those persons intend to vote all proxies in accordance with their best judgment and in the interest of Fund and/or the Portfolio.

                                    OVERVIEW

      Prior to December 15, 2004, Roxbury Capital Management, LLC ("Roxbury"), located at 100 Wilshire Boulevard, Suite 1000, Santa Monica, California 90401, served as the Master Series' investment adviser pursuant to a written agreement dated November 1, 1999 (the "Roxbury Agreement"). The Roxbury Agreement was last submitted to a vote of the shareholders on October 29, 1999, in connection with a reorganization of the Trust and Fund into a master-feeder structure. Under the Roxbury Agreement, Roxbury directed the Master Series' investments; provided the Master Series office space, equipment and personnel necessary for servicing the Master Series' investments; selected brokers and dealers to execute portfolio transactions; and was not liable to the Trust or to any shareholder of its series for any act or omission in the course of, or connected with, rendering services to which such agreement related, or for any losses that were sustained in the purchase, holding or sale of any security or the making of any investment for or on behalf of the series, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard by Roxbury of its obligations and duties under such agreement. Pursuant to the Roxbury Agreement, Roxbury was entitled to receive as a fee for its services: 0.55% of the Master Series' first $1 billion of average daily next assets; 0.50% of the Master Series' next $1 billion of average daily net assets; and 0.45% of the Master Series' average daily net assets over $2 billion. For the fiscal year ended June 30, 2004, Roxbury received advisory fees in the aggregate amount of $318,436.

      At a special meeting held on December 8, 2004, the Board of Trustees determined to terminate the Roxbury Agreement due to performance related issues. At the meeting, the Board of Trustees, including a majority of the Trustees who are not "interested persons" as defined in the 1940 Act (the "Independent Trustees"), approved the selection of RSMC to replace Roxbury as adviser to the Master Series on an interim basis. RSMC presently manages the Master Series pursuant to an interim investment advisory agreement (the "Interim Agreement"), effective December 15, 2004. The proposed RSMC Agreement would provide for RSMC to continue to manage the investments of the Master Series.

                     INFORMATION ABOUT THE INTERIM AGREEMENT

      The Interim Agreement was approved by the Board of Trustees, including the Independent Trustees, in accordance with Rule 15a-4 under the 1940 Act to ensure that the Master Series would continue to receive investment advisory services after the Roxbury Agreement terminated. Rule 15a-4 provides for the Interim Agreement to take effect, and to remain in effect for up to 150 days, without receiving prior shareholder approval, if the fees payable under such agreement do not exceed the fees payable under the Roxbury Agreement.

      The terms of the Interim Agreement are substantially identical to those of the Roxbury Agreement and pursuant to the Interim Agreement, RSMC will be entitled to receive the exact same fees for its services as those received by Roxbury. The Interim Agreement will terminate on the earlier of the effective date of the RSMC Agreement if approved, or May 15, 2005. In order for RSMC to continue to provide investment advisory services beyond the interim period, shareholders of the Portfolio will need to approve the RSMC Agreement. If shareholders approve the RSMC Agreement, RSMC will continue to manage the Master Series' assets.

      The Board contemplated the approval of the Interim Agreement and the RSMC Agreement at the same time and took into consideration information regarding the management, financial position and business of RSMC, as well as the experience of RSMC's portfolio management team. The Board's evaluation of RSMC is discussed in more detail below.

                                   PROPOSAL 1:
                         APPROVAL OF THE RSMC AGREEMENT

      In order for RSMC to serve as investment adviser to the Master Series, shareholders of the Portfolio are being asked to approve the RSMC Agreement. Information about RSMC and a summary of the substantive terms of the RSMC Agreement are provided below.

      The Board of Trustees determined that the terms of the RSMC Agreement between the Trust, Master Series and RSMC are fair and reasonable and that approval of the RSMC Agreement is in the best interests of the Master Series, the Portfolio and its shareholders.

      In determining whether to approve the RSMC Agreement and to recommend approval by shareholders, the Board reviewed materials furnished by RSMC, including information regarding RSMC's investment philosophy, financial resources, portfolio construction process and personnel. RSMC advised the Board that there is no present intention on the part of RSMC to propose any increase in the rate of fees currently paid by the Portfolio and RSMC would provide the same services to the Portfolio under the RSMC Agreement that were provided by Roxbury under the Roxbury Agreement. The Board evaluated the above-referenced information and considered the following as relevant to their recommendation, but it did not identify any single factor as all-important or controlling, and the following summary does not detail all matters considered:

      (i) the nature and quality of the services to be provided thereunder by RSMC;

      (ii) the fees and expenses of the Master Series and that there would be no increase in the management fee paid by the Master Series;

      (iii) the experience and qualification of RSMC personnel providing such services;

      (iv) the financial strength and resources of RSMC and its commitment to asset management growth;

      (v) whether the advisory fees payable to RSMC are fair and reasonable in light of the services expected to be provided;

      (vi) the difficulty of projecting the RSMC cost of providing the services under the RSMC Agreement and the profitability of RSMC's services, while acknowledging the RSMC profits gained in servicing other series of the Trust and Fund;

      (vii) the impact on the Portfolio's total annual operating expenses, which would not increase as a result of the approval of RSMC as investment adviser to the Master Series; and

      (viii) the compliance history, reputation, qualifications and background of RSMC.

      The Board also took into consideration comparative, financial and other information recently reviewed by the Board at its August 2004 meeting in connecting with its approval of RSMC's advisory agreement with respect to other series of the Trust and portfolios of the Fund. The Board concluded that services provided by RSMC with respect to the 18 other series of the Trust and Fund had proven to be of appropriate scope and good quality and that it had no reasons to believe that the quality of advisory services to the Master Series would differ, notwithstanding RSMC's limited experience in large cap growth strategies. The Board concluded that the new portfolio management team's credentials were consistent with a high degree of professionalism. The Board also concluded that: (i) the RSMC Agreement was identical to the advisory agreement it had approved in August 2004 between RSMC and the Trust; (ii) that the fees payable under the RSMC Agreement were no greater than those paid under the Roxbury Agreement and were less than the median and slightly higher than the average of the 87 open-end, no-load funds with assets from $25 to $100 million considered; (iii) that the fees appropriately took account of certain economies of scale by providing break points similar to those of other funds in the complex; and (iv) that the fees were lower than those paid by the Trust's large cap core series. Finally, the Board concluded that RSMC appeared to have appropriate financial strength to continue to manage the Master Series for a period of time relevant to determine the effectiveness of RSMC's investment process.

      After considering and evaluating all of the information available to the Board, the Trustees, including a majority of the Independent Trustees, approved the RSMC Agreement, contingent upon approval of the shareholders of the Portfolio.

INFORMATION ABOUT RSMC

      RSMC is a federally registered investment adviser under the Investment Advisers Act of 1940, with its principal executive office located at 1100 North Market Street, Wilmington, Delaware 19890. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, whose principal executive office is located at the same address as RSMC. Wilmington Trust Corporation is a publicly held financial services holding company. As of January 31, 2005, RSMC had assets under management of approximately $4.9 billion. In the past, RSMC has provided asset management services to other mutual funds, individuals, personal trusts, municipalities, corporations and other organizations. Presently, RSMC provides its services exclusively to investment companies sponsored by it or its affiliates. The name and principal occupation of the principal executive officer and directors of RSMC are as follows:

Name                  Position with RSMC        Principal Occupation
-------------------   ------------------        ------------------------------------------
Robert J. Christian   Vice President            Executive Vice President, Wilmington Trust
John R. Giles         Vice President            Senior Vice President, Wilmington Trust
Eric Cheung           Vice President            Vice President, Wilmington Trust
Joseph M. Fahey, Jr.  Vice President            Vice President, Wilmington Trust
Leah M. Anderson      Assistant Vice President  Assistant Vice President, Wilmington Trust

      The following officers of the Trust and Fund are officers or employees of
RSMC: Robert J. Christian, John R. Giles, Eric Cheung, Joseph M. Fahey, Jr. and Leah M. Anderson.

      If the RSMC Agreement is approved by shareholders, RSMC will continue to manage the Master Series' assets beyond the interim period and for up to a two-year period under the RSMC Agreement. In doing so, RSMC will employ a growth investment approach and invest in common or preferred stock of U.S. corporations that have attractive growth characteristics with market capitalizations of at least $2 billion or that are constituents of the Russell 1000 Growth Index. RSMC will seek to invest in securities that it believes possess growth characteristics attractive to institutional and retail investors. The selection of individual securities will be based on a proprietary methodology that employs a disciplined analysis of multiple factors, including liquidity, profitability, risk, valuation, price history and analysts' earnings estimates. The day-to-day management of the Master Series will be the primary responsibility of a team of RSMC investment professionals.

SUMMARY OF THE RSMC AGREEMENT

      A description of the proposed RSMC Agreement is set forth below and is qualified in its entirety by reference to Exhibit A. The terms of the proposed RSMC Agreement are substantially identical to those of the Roxbury Agreement.

      General. Under the terms of the RSMC Agreement, RSMC shall be responsible for managing the Master Series' assets. In providing investment management services to the Master Series, RSMC determines which securities shall be purchased, held or sold, and what assets shall be held uninvested, subject to the Amended and

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Restated Agreement and Declaration of Trust and Amended and Restated By-Laws of
the Trust, the investment objectives, policies and restrictions set forth in the Master Series' and Portfolio's registration statements, the provisions of the 1940 Act and the Internal Revenue Code of 1986, as amended, and such policies and instructions as the Trustees of the Trust may determine.

      Brokerage Commissions and Portfolio Transactions. RSMC places orders for portfolio transactions on behalf of the Master Series with issuers, underwriters or other brokers and dealers. When it can be done consistently with the policy of obtaining best execution, RSMC may place such orders with brokers and dealers who supply research, market and statistical information to the Master Series or to RSMC, provided that, RSMC shall be responsible for obtaining best execution. RSMC is authorized when placing portfolio transactions for equity securities to pay a brokerage commission (to the extent applicable) in excess of that which another broker might charge for executing the same transaction because of the receipt of research, market or statistical information.

      Compensation Paid. For services rendered, the Fund, on behalf of the Master Series shall pay RSMC from the Master Series' assets an annual fee as a percentage of the Master Series' average daily net assets equal to 0.55% of the Master Series' first $1 billion of average daily net assets; 0.50% of the Master Series' next $1 billion of average daily net assets; and 0.45% of the Master Series' average daily net assets over $2 billion. The advisory fee for the Master Series shall be payable monthly as soon as practicable after the last day of each month based on the Master Series' average daily net assets.

      Liability of RSMC. The RSMC Agreement provides that RSMC shall not be liable to the Fund or to any shareholder of the Fund or its Master Series for any act or omission in the course of, or connected with, rendering services to which such agreement relates, or for any losses that may be sustained in the purchase, holding or sale of any security or the making of any investment for or on behalf of the Fund, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard by RSMC of its obligations and duties under such agreement.

      Term. If the RSMC Agreement is approved by shareholders, it will take effect shortly thereafter and will remain in effect, unless earlier terminated, for an initial term expiring two years from the date of effectiveness and will continue in effect thereafter for successive twelve-month periods, provided that each such continuance is specifically approved at least annually (i) by the Board or by the vote of "a majority of the outstanding voting securities" (as defined below under "Required Vote") of the Master Series, and, in either case
(ii) by a majority of the Trustees who are not parties to the RSMC Agreement or interested persons of any such party (other than as Trustees of the Trust).

      Termination of the Agreement. Under the terms of the RSMC Agreement, the agreement may at any time be terminated without penalty by the Fund with respect to the Master Series (by vote of the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities) on sixty (60) days' written notice to RSMC. The RSMC Agreement may also be terminated by RSMC on sixty (60) days' written notice to the Fund. The RSMC Agreement shall terminate automatically in the event of its assignment.

REQUIRED VOTE

      Approval of this Proposal requires the affirmative vote of the holders of a "majority of the outstanding voting securities" of the Portfolio voting separately. The term "majority of the outstanding voting securities," as defined in the 1940 Act and as used in this Proxy Statement, means: the affirmative vote of the lesser of (i) 67% of the voting securities of the Portfolio present at a meeting if more than 50% of the outstanding voting securities of the Portfolio are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of the Portfolio.

      For purposes of the vote on this Proposal, abstentions and broker non-votes will have the effect of votes against the proposals. See "Quorum Requirement" for a discussion of broker non-votes.

      If shareholders of the Portfolio do not approve the RSMC Agreement, the Board will consider other alternatives, including the solicitation and request for proposals by other registered investment advisers to advise the Master Series' assets consistent with the Master Series' investment objective and limitations.

     THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE
            PORTFOLIO VOTE "FOR" THE APPROVAL OF THE RSMC AGREEMENT.

                             ADDITIONAL INFORMATION

ADDITIONAL SERVICE PROVIDERS

      The service providers currently engaged by the Fund to perform non-advisory services will continue to serve the Fund in the capacities indicated below:

      INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. Ernst & Young LLP, located at 2001 Market Street, Philadelphia, PA 19103, serves as the independent registered public accounting firm to the Fund and the Trust.

      LEGAL COUNSEL. Pepper Hamilton LLP, 3000 Two Logan Square, 18th and Arch Streets, Philadelphia, PA 19103, serves as counsel to the Fund and the Trust.

      CUSTODIAN. Wilmington Trust Company, 1100 North Market Street, Wilmington, DE 19890, serves as the Custodian.

      TRANSFER AGENT. PFPC Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406, serves as the Transfer Agent and Dividend Paying Agent.

      DISTRIBUTOR. Professional Funds Distributor, LLC, 760 Moore Road, King of Prussia, PA 19406 serves as the Distributor to the Fund.

VOTING AND SOLICITING INFORMATION

      Shareholders are entitled to one vote for each Portfolio share held on the close of business on February 11, 2005 (the "Record Date"). The cost of preparing, printing and mailing the enclosed proxy card and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph, will be paid by the Master Series. In addition to solicitation by mail, Trustees, certain officers and representatives of the Fund, directors, officers and employees of RSMC, and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

      If a shareholder wishes to participate in the Meeting, the shareholder may submit the proxy card originally sent with this Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card, they may contact the Fund toll free at (800) 336-9970.

REVOCATION OF PROXY

      Any proxy given by a shareholder is revocable until voted at the Meeting. Shareholders of the Portfolio giving a proxy have the power to revoke it by mail (addressed to the Secretary of the Fund, c/o RSMC, at 1100 North Market Street, 9th Floor, Wilmington, Delaware 19890) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the Proposal referred to in the Proxy Statement.

QUORUM REQUIREMENT

      The presence at the Meeting, in person or by proxy, of the holders of at least 40% of the outstanding shares of the Portfolio, as of the record date, shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve the Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies necessary for the passage of the Proposal or to obtain a quorum. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares of the Portfolio present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of the Proposals and will vote against any such adjournment those proxies to be voted against the Proposals.

      For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Portfolio from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

SHAREHOLDINGS INFORMATION

      Shareholders of record of the Portfolio on the Record Date, as to any matter on which they are entitled to vote, will be entitled to vote on all business of the Meeting.

      As of the Record Date, the Wilmington Large Cap Growth Portfolio had 4,241,106,113 Institutional Shares issued and outstanding. To the best of the knowledge of the Fund, as of the Record Date, no person owned of record or beneficially more than 5% of the Portfolio's outstanding shares, except as stated in Exhibit B.

      Wilmington Trust Company, an affiliate of RSMC and the Fund, acts as the trustee of several shareholder accounts of the Portfolio. In such capacity, Wilmington Trust Company has discretionary authority to vote shares of the Portfolio held by such shareholders. Accordingly, Wilmington Trust Company will vote a majority of the Portfolio's shares that are issued and outstanding.

      As of the Record Date, each Trustee's individual shareholdings of the Portfolio constituted less than 1% of the outstanding shares of the Portfolio, and as a group, the Trustees and officers of WT Mutual Fund own less than 1% of the shares of the Portfolio.

 SHAREHOLDER PROPOSALS FOR SUBSEQUENT MEETINGS

      The Fund does not hold annual meetings. Accordingly, no anticipated date of the next shareholder meeting can be provided at this time, nor does the Fund have a policy with respect to Trustees' attendance at shareholder meetings, although it encourages such attendance. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to the Secretary of the Fund, c/o RSMC, 1100 North Market Street, 9th Floor, Wilmington, Delaware 19890, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal will not guarantee its inclusion.

OTHER MATTERS TO COME BEFORE THE MEETING

      The Fund is not aware of any other matters that will be presented for action at the Meeting other than the matters described in this material. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment and in the interest of Fund and/or the Portfolio.

       PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY.
             NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                             By Order of the Board of Trustees of WT Mutual Fund
                             _____________________________________________
                             Leah M. Anderson
                             Secretary

                                    EXHIBIT A

                           FORM OF ADVISORY AGREEMENT

                          INVESTMENT ADVISORY AGREEMENT
                                     BETWEEN
                              WT INVESTMENT TRUST I
                                       AND
                      RODNEY SQUARE MANAGEMENT CORPORATION

      AGREEMENT made this 1st day of November, 1999, by and between WT Investment Trust I, a Delaware business trust (hereinafter called the "Fund"), and Rodney Square Management Corporation, a corporation organized under the laws of the state of Delaware (hereinafter called the "Adviser").

      WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and offers for sale distinct series of shares of beneficial interest (the "Series"), each corresponding to a distinct portfolio; and

      WHEREAS, the Fund desires to avail itself of the services, information, advice, assistance and facilities of an investment adviser on behalf of one or more Series of the Fund, and to have that investment adviser provide or perform for the Series various research, statistical and investment services; and

      WHEREAS, the Adviser is willing to furnish such services to the Fund with respect to each of the Series listed on Schedule A to this Agreement on the terms and conditions hereinafter set forth;

      NOW, THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties as follows:

      1. EMPLOYMENT OF THE ADVISER. The Fund hereby employs the Adviser to invest and reinvest the assets of the Series in the manner set forth in Section 2 of this Agreement subject to the direction of the Trustees and the officers of the Fund, for the period, in the manner, and on the terms set forth hereinafter. The Adviser hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

      2. OBLIGATIONS OF, AND SERVICES TO BE PROVIDED BY, THE ADVISER. The Adviser undertakes to provide the services hereinafter set forth and to assume the following obligations:

            A. Investment Advisory Services.

                  (i) The Adviser shall direct the investments of each Series, subject to and in accordance with the Series' investment objective, policies and limitations as provided in its Prospectus and Statement of Additional Information (the "Prospectus") and other governing instruments, as amended from time to time, and any other directions and policies which the Trustees may issue to the Adviser from time to time.

                  (ii) The Adviser is authorized, in its discretion and without prior consultation with the Fund, to purchase and sell for each Series, securities and other investments consistent with the Series' objectives and policies.

            B. Corporate Management Services.

                  (i) The Adviser shall furnish for the use of the Fund office space and all office facilities, equipment and personnel necessary for servicing the investments of the Fund.

                  (ii) The Adviser shall pay the salaries of all personnel of the Fund and the Adviser performing services relating to research, statistical and investment activities on behalf of the Fund.

            C. PROVISION OF INFORMATION NECESSARY FOR PREPARATION OF REGISTRATION STATEMENT, AMENDMENTS AND OTHER MATERIALS. The Adviser will make available and provide such information as the Fund and/or its administrator may reasonably request for use in the preparation of its registration statement, reports and other documents required by any applicable federal, foreign or state statutes or regulations.

            D. CODE OF ETHICS. The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and Section 204A of the Investment Advisers Act of 1940 and will provide the Fund and its administrator, on the date of this Agreement, a copy of the code of ethics. Within forty-five (45) days of the end of the last calendar quarter of each year while this Agreement is in effect, an executive officer of the Adviser shall certify to the Trustees that the Adviser has complied with the requirements of Rule 17j-1 and Section 204A during the previous year and that there has been no violation of the Adviser's code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Fund or its administrator, the Adviser shall permit the Fund or its administrator to examine the reports required to be made to the Adviser by Rule 17j-1(c)(1).

            E. DISQUALIFICATION. The Adviser shall immediately notify the Trustees of the occurrence of any event which would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9 of the 1940 Act or any other applicable statute or regulation.

            F. OTHER OBLIGATIONS AND SERVICES. The Adviser shall make its officers and employees available to the Trustees and officers of the Fund for consultation and discussion regarding the management of each Series and its investment activities.

      3. Execution and Allocation of Portfolio Brokerage.

            A. The Adviser, subject to the control and direction of the Trustees, shall have authority and discretion to select brokers and dealers to execute portfolio transactions for each Series, and for the selection of the markets on or in which the transactions will be executed.

            B. In acting pursuant to Section 3A, the Adviser will place orders through such brokers or dealers in conformity with the portfolio transaction policies set forth in the Fund's registration statement.

            C. It is understood that neither the Fund nor the Adviser will adopt a formula for allocation of a Series' brokerage.

            D. It is understood that the Adviser may, to the extent permitted by applicable laws and regulations, aggregate securities to be sold or purchased for any Series and for other clients of the Adviser in order to obtain the most favorable price and efficient execution. In that event, allocation of the securities purchased or sold, as well as expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients.

            E. It is understood that the Adviser may, in its discretion, use brokers who provide a Series with research, analysis, advice and similar services to execute portfolio transactions on behalf of the Series, and the Adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Adviser determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Adviser to the Series and its other clients and that the total commissions paid by such Series will be reasonable in relation to the benefits to the Series over the long term.

            F. It is understood that the Adviser may use brokers who (i) are affiliated with the Adviser provided that no such broker will be utilized in any transaction in which such broker acts as principal; and (ii) the commissions, fees or other remuneration received by such brokers is reasonable and fair compared to the commissions fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold during a comparable period of time.

            G. The Adviser shall provide such reports as the Trustees may reasonably request with respect to each Series' total brokerage and portfolio transaction activities and the manner in which that business was allocated.

      4. DELEGATION OF ADVISER'S OBLIGATIONS AND SERVICES. With respect to any or all Series, the Adviser may enter into one or more contracts ("Sub-Advisory Agreement") with a sub-adviser in which the Adviser delegates to such sub-adviser any or all of its obligations or services specified in Section 2 of this Agreement, provided that each Sub-Advisory Agreement imposes on the sub-adviser bound thereby all the duties and conditions the Adviser is subject to under this Agreement, and further provided that each Sub-Advisory Agreement meets all requirements of the 1940 Act and rules thereunder.

      5. EXPENSES OF THE FUND. It is understood that the Fund will pay all its expenses other than those expressly stated to be payable by the Adviser hereunder, which expenses payable by the Fund shall include, without limitation:

            A. fees payable for administrative services;

            B. fees payable for accounting services;

            C. the cost of obtaining quotations for calculating the value of the assets of each Series;

            D. interest and taxes;

            E. brokerage commissions, dealer spreads and other costs in connection with the purchase or sale of securities;

            F. compensation and expenses of its Trustees other than those who are "interested persons" of the Fund within the meaning of the 1940 Act;

            G. legal and audit expenses;

            H. fees and expenses related to the registration and qualification of the Fund and its shares for distribution under state and federal securities laws;

            I. expenses of typesetting, printing and mailing reports, notices and proxy material to shareholders of the Fund;

            J. all other expenses incidental to holding meetings of the Fund's shareholders, including proxy solicitations therefor;

            K. premiums for fidelity bond and other insurance coverage;

            L. the Fund's association membership dues;

            M. expenses of typesetting for printing Prospectuses;

            N. expenses of printing and distributing Prospectuses to existing shareholders;

            O. out-of-pocket expenses incurred in connection with the provision of custodial and transfer agency service;

            P. service fees payable by each Series to the distributor for providing personal services to the shareholders of each Series and for maintaining shareholder accounts for those shareholders;

            Q. distribution fees; and

            R. such non-recurring expenses as may arise, including costs arising from threatened legal actions, suits and proceedings to which the Fund is a party and the legal obligation which the Fund may have to indemnify its Trustees and officers with respect thereto.

      6. COMPENSATION OF THE ADVISER. For the services and facilities to be furnished hereunder, the Adviser shall receive advisory fees calculated at the annual rates listed along with each Series' name in Schedule B attached hereto. The aggregate of such advisory fees for all Series shall be payable monthly as soon as practicable after the last day of each month based on each Series' average daily net assets.

      7. Activities and Affiliates of the Adviser.

            A. The services of the Adviser to the Fund are not to be deemed exclusive, and the Adviser is free to render services to others and engage in other activities; provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Fund hereunder.

            B. The Fund acknowledges that the Adviser or one or more of its "affiliated persons" may have investment responsibilities or render investment advice to or perform other investment advisory services for other individuals or entities and that the Adviser, its "affiliated persons" or any of its or their directors, officers, agents or employees may buy, sell or trade in securities for its or their respective accounts ("Affiliated Accounts"). Subject to the provisions of Section 3 of this Agreement, the Fund agrees that the Adviser or its "affiliated persons" may give advice or exercise investment responsibility and take such other action with respect to Affiliated Accounts which may differ from the advice given or the timing or nature of action with respect to the Series of the Fund, provided that the Adviser acts in good faith. The Fund acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which one or more Series may have an interest. The Adviser shall have no obligation to recommend for any Series a position in any investment which an Affiliated Account may acquire, and the Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for its Series or otherwise.

            C. Subject to and in accordance with the Agreement and Declaration of Trust and By-Laws of the Fund as currently in effect and the 1940 Act and the rules thereunder, it is understood that Trustees, officers and agents of the Fund and shareholders of the Fund are or may be interested in the Adviser or its "affiliated persons" as directors, officers, agents or shareholders of the Adviser or its "affiliated persons"; that directors, officers, agents and shareholders of the Adviser or its "affiliated persons" are or may be interested in the Fund as trustees, officers, agents, shareholders or otherwise; that the Adviser or its "affiliated persons" may be interested in the Fund as shareholders or otherwise; and that the effect of any such interests shall be governed by said Agreement and Declaration of Trust, By-Laws and the 1940 Act and the rules thereunder.

      8. Liabilities of the Adviser.

            A. Except as provided below, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Fund or to any shareholder of the Fund or its Series for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security or the making of any investment for or on behalf of the Fund.

            B. No provision of this Agreement shall be construed to protect any Trustee or officer of the Fund, or the Adviser, from liability in violation of Sections 17(h), 17(i), 36(a) or 36(b) of the 1940 Act.

      9. EFFECTIVE DATE; TERM. This Agreement shall become effective on the date first written above and shall remain in force for a period of two years from such date, and from year to year thereafter, but only so long as such continuance is specifically approved at least annually by the Board of Trustees, including the vote of a majority of the Trustees who are not "interested persons" of the Fund, cast in person at a meeting called for the purpose of voting on such approval, or by vote of a majority of the outstanding voting securities. The aforesaid provision shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

      10. ASSIGNMENT. No "assignment" of this Agreement shall be made by the Adviser, and this Agreement shall terminate automatically in event of such assignment. The Adviser shall notify the Fund in writing in advance of any proposed change of "control" to enable the Fund to take the steps necessary to enter into a new advisory agreement.

      11. AMENDMENT. This Agreement may be amended at any time, but only by written agreement between the Adviser and the Fund, which amendment is subject to the approval of the Trustees of the Fund and, where required by the 1940 Act, the shareholders of any affected Series in the manner required by the 1940 Act and the rules thereunder.

      12. TERMINATION. This Agreement:

            A. may at any time be terminated without payment of any penalty by the Fund with respect to any Series (by vote of the Board of Trustees of the Fund or by "vote of a majority of the outstanding voting securities") on sixty
(60) days' written notice to the Adviser;

            B. shall immediately terminate in the event of its "assignment"; and

            C. may be terminated with respect to any Series by the Adviser on sixty (60) days' written notice to the Fund.

      13. DEFINITIONS. As used in this Agreement, the terms "affiliated person," "assignment," "control," "interested person" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to any applicable orders of exemption issued by the Securities and Exchange Commission.

      14. NOTICE. Any notice under this Agreement shall be given in writing addressed and delivered or mailed postage prepaid to the other party to this Agreement at its principal place of business.

      15. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

      16. GOVERNING LAW. To the extent that state law has not been preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the state of Delaware.

      IN WITNESS WHEREOF the parties have caused this instrument to be signed on their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date first written above.

                                         WT INVESTMENT TRUST I

                                         By:____________________________

                                         Name:__________________________

                                         Title:_________________________

                                         RODNEY SQUARE MANAGEMENT CORPORATION

                                         By:____________________________

                                         Name:__________________________

                                         Title:_________________________

                                   SCHEDULE A

                        AS REVISED _____________________

                                       TO

                          INVESTMENT ADVISORY AGREEMENT

                             DATED NOVEMBER 1, 1999

                                     BETWEEN

                              WT INVESTMENT TRUST I

                                       AND

                      RODNEY SQUARE MANAGEMENT CORPORATION

                           WT LARGE CAP GROWTH SERIES

                                   SCHEDULE B
                             DATED ________________
                                       TO
                          INVESTMENT ADVISORY AGREEMENT
                             DATED NOVEMBER 1, 1999
                                     BETWEEN
                              WT INVESTMENT TRUST I
                                       AND
                      RODNEY SQUARE MANAGEMENT CORPORATION
                                  FEE SCHEDULE

     SERIES        ANNUAL FEE AS A % OF AVERAGE DAILY NET ASSETS


    Large Cap    0.55% of the first $1 billion of average daily net assets;
     Growth
                 0.50% of the next $1 billion of average daily net assets;

                                      and

                 0.45% of the average daily net assets over $2 billion.

                                    EXHIBIT B

                  BENEFICIAL OWNERS OF 5% OR MORE OF SHARES OF
                      WILMINGTON LARGE CAP GROWTH PORTFOLIO

                             AS OF FEBRUARY 11, 2005


       SHAREHOLDER NAME AND ADDRESS                   NUMBER OF SHARES          PERCENT OF PORTFOLIO
       ----------------------------                   ----------------          --------------------
       National Financial Service Corp                   220,203.736                  5.19%
       One World Financial Center
       Church Street Station
       P.O. Box 3908
       New York, NY  10008-3908

       Delaware Charter Guarantee & Trust              1,458,608.405                 34.39%
       711 High Street
       Des Moines, IA 50392

       Wilmington Trust Company                          567,730.228                 13.39%
       FBO University of Virginia
       c/o Mutual Funds
       P.O. Box 8882
       Wilmington, DE 19899

       Wilmington Trust Company                          379,302.814                  8.94%
       For Wilmington Trust Company Pension Trust
       c/o Mutual Funds
       P.O. Box 8882
       Wilmington, DE 19899


     VOTE THIS PROXY CARD TODAY! YOUR PROMPT RESPONSE WILL SAVE THE EXPENSE
                             OF ADDITIONAL MAILINGS

                                                SPECIAL MEETING OF SHAREHOLDERS:
WILMINGTON LARGE CAP GROWTH PORTFOLIO           MARCH 23, 2005 AT 10:00 A.M. EST
A SERIES OF WT MUTUAL FUND              PROXY SOLICITED BY THE BOARD OF TRUSTEES

The undersigned hereby appoint(s) Leah M. Anderson and Charlotta E. Nilsson or any one of them, proxies, with full power of substitution, to vote all shares of the Wilmington Large Cap Growth Portfolio of WT Mutual Fund (the "Fund") which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Rodney Square Management Corporation, 1100 North Market Street, Wilmington, Delaware 19890, on March 23, 2005 at 10:00 a.m., Eastern time, and at any adjournment(s) thereof.

This Proxy is solicited on behalf of the Board of Trustees, and when properly executed, will be voted as specified. If no specification is made, shares held by the undersigned will be cast FOR each Proposal. If any other matters properly come before the meeting of which the Trustees were not aware a reasonable time before the solicitation, the undersigned hereby authorizes proxy holders to vote in accordance with their best judgment and in the interest of Fund and/or the Portfolio on such matters. The undersigned acknowledges receipt of the Notice of Meeting and Proxy Statement dated February 18, 2005.

                                          PLEASE SIGN, DATE AND RETURN PROMPTLY
                                                IN THE ENCLOSED ENVELOPE.

                                          Date:_______________________, 2005

                                    __________________________________________


                                    __________________________________________
                                    Signature(s) Title(s), if applicable (SIGN
                                    IN THE BOX) Note: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

                                                                          WIL-DH

                  PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL.[X]
                  PLEASE DO NOT USE FINE POINT PENS.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR APPROVAL OF EACH PROPOSAL.

                                                         FOR   AGAINST   ABSTAIN

1.       To approve a new investment advisory            [ ]     [ ]       [ ]
         agreement between WT Investment Trust I, on behalf of the WT Large Cap Growth Series, and Rodney Square Management Corporation.

2.       To transact such other business that may        [ ]     [ ]       [ ]
         properly come before the Meeting, or any adjournments thereof.

     NOTE: YOUR PROXY IS NOT VALID UNLESS IT IS SIGNED ON THE REVERSE SIDE.

                                                                        WIL - DH